UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:      (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors
David J. Vitale, Chairman
Nancy Lampton, Vice Chairperson
Stewart E. Conner
Robert J. Genetski
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Nathan I. Partain, CFA
Christian H. Poindexter
Carl F. Pollard

Officers
Nathan I. Partain, CFA
President, Chief Executive Officer and
Chief Investment Officer
T. Brooks Beittel, CFA
Senior Vice President and Secretary
Alan M. Meder, CFA, CPA
Treasurer and Assistant Secretary
Joyce B. Riegel
Chief Compliance Officer
Dianna P. Wengler
Vice President and Assistant Secretary

Shareholder inquiries please contact:
Transfer Agent and Dividend Disbursing Agent
Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
(877) 381-2537

Investment Adviser
Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator
J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel
Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     During the year 2011, 3% of the Fund’s total distribution was a return of capital. Through June 2012, the sources of distributions have been characterized as net investment income and long-term capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2013, the Fund will send you a Form 1099-DIV for the calendar year 2012 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

August 9, 2012

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2012. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.01% of the June 30, 2012, closing price of $11.12 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 12.2% for the quarter ended June 30, 2012, which was higher than the 4.6% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index – a stock-only index – had a total return of 4.8%. The unsettled global conditions and extremely low interest rate environment have benefited the fund as investors move into higher yielding and relatively stable sectors of the economy.

     On a longer-term basis, as of June 30, 2012, your Fund had a five-year cumulative total return of 58.1%, which is higher than the 27.3% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 15.5%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

     The table below compares the performance of your Fund to various market benchmarks.

			Cumulative Total Return*
	DNP Select Income
For the period indicated	Fund Inc.		Composite	S&P 500	Barclays Capital
through June 30, 2012	Market	NAV	Index	Utilities Index	Utility Bond Index
One year	20.19	16.18	14.85	15.26	13.41
Five years	58.10	43.13	27.28	15.52	57.06

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The Utility of Regulation: Investor owned electric utility companies are similar to other public companies in many ways: they raise funds in the stock and bond markets, they have employees, they provide a service, and they must earn more than their expenses in order to stay in business and attract investors. Of course, there are important differences between electric utilities and other businesses: a utility has an obligation to provide service to anyone who reasonably asks for it, historically utilities have not had significant direct competition, and as a substitute for direct competition, government regulation plays a significant role in everyday utility business operations.

     At the root of the differences in utilities and other businesses is a long-held belief that utilities are “natural monopolies”. Natural monopolies exist because of the principles of economics. Utilities require a great amount of investment in plant and equipment per dollar of revenue. If the available revenue is not sufficient to support duplicate large competitive investments, one of the competitors would fail, leaving only a single strong firm. Over time then, even with competition, a monopoly naturally evolves.

     As a natural monopoly, utilities are given some advantages in addition to limited direct competition. In order to provide service they are given access to transportation right of ways and can even be given authority over private property. Among the tradeoffs for the advantages, however, is a great deal of regulatory oversight, much of it at the state level. State regulation sets limitations on earnings and the ability to withhold service without regulatory approval. Further, regulation determines fair rates of return on investment, judges the reasonableness of expenses and managerial efficiency, reviews capital expenditure plans, ensures meters are accurate, reviews customer complaints, and is directly involved in many other aspects of the business.

     One might speculate that if regulation were perfectly designed, the resultant utility would operate like a business with effective competition. A well managed utility would deliver a reasonably priced product, recover all its costs and earn a fair return on invested capital. At that point there would be a balance between the interests of the utility, its investors, and

1

customers. While there are varying opinions about how effective utility regulation is, all would likely agree that perfection has not been achieved.

     A common complaint about regulation is its significant cost. Thousands of regulatory personnel are employed at the state and federal level. In order to make the most informed oversight decisions, staff support is required to acquire and understand complex industry information and macroeconomic developments. Utilities also must have staffs for managing the regulatory process. In one form or another, the public pays for those costs of regulation.

     The cost of regulation might be considered reasonable to the extent that oversight ensures a fair cost of service and reliability, and guides utilities to make efficient investments to meet future demand. However, when utilities are required to support local or national policy goals, the economics of regulation can significantly depart from a competitive equivalent. For example, state legislatures and regulatory bodies have often adopted renewable portfolio standards (RPS) that require utilities to generate or purchase some of their power from renewable energy sources such as solar and wind. The RPS support the development of alternative power sources, and encourage fuel mix diversity and in-state economic development. Although the goals of RPS may be considered noble, renewable energy sources are not economic with current technology, and require incentives and tax breaks for continued operation. Again, the public pays the costs. In a completely competitive environment both the benefits and costs of renewable energy sources would likely be absent.

     The nation’s experience with RPS has not necessarily been a positive one. For example, in the current weak economic environment, RPS policies in some states are being questioned by regulators under public pressure because of their high costs and uncertain long-term benefits. Further, as the scale of energy policy increases so does the risk of missteps. As part of the 2009 stimulus to create jobs, the federal government committed nearly $40 billion to clean energy projects. The first loan guarantee went to Solyndra LLC, a politically connected solar energy firm. The firm failed, putting over 1,000 people out of work and leaving the public with a $535 million bill.

     Another large scale energy policy initiative has been undertaken by the Environmental Protection Agency. Emission standards have been set for all new electric generation plants, including ones powered by abundant and cheap natural gas, that would place insurmountable technological and financial burdens on coal-fired facilities. Although designed to enhance air quality, it will be years before we know if there are unintended consequences resulting from the decision to mandate the source of future power.

     The electric utility industry has undergone continuous evolution since 1880 when Thomas Edison established the first centralized electric utility in New York. The first state regulation of electric utilities was established in 1900. Technology and regulation will likely direct the power business in both competitive and public policy directions in the future. The character of regulation varies from state to state and company to company, as does the adeptness of utility managements in dealing with regulators. The dynamics of regulation management play a significant role in the valuation of utility securities and, therefore, are key determinants of asset selection by your Fund managers.

     Board of Directors Meeting: At the regular August 2012 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	September 26	October 10
6.5	October 31	November 13
6.5	November 30	December 10

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief the Board of Directors adopted a Managed

2

Distribution Plan (MDP) and affirmed the 6.5 cent per share monthly distribution. The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2012, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of June 30, 2012 the Fund's leverage consisted of $198.8 million of Remarketed Preferred Stock (RP), $138.2 million of Auction Preferred Stock (APS), and $663.0 million of debt. On that date the total amount of leverage represented approximately 31% of the Fund's total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     In early May 2012, the Fund commenced a voluntary tender offer to purchase its Remarketed Preferred Stock (“RP”) and Auction Preferred Stock (“APS”) having an aggregate liquidation preference of up to $200,000,000, at a price per share equal to 96% of the liquidation preference per share. In mid-June 2012, the Fund accepted for purchase $63,025,000.00 in aggregate liquidation preference of preferred shares (consisting of 220 shares of Series D RP, 398 shares of Series E RP, 8 shares of Series TH APS, and 41 shares of Series F APS).

     In July 2012, Moody’s Investors Service Inc. (“Moody’s”) downgraded the ratings of debt and preferred shares issued by all equity, municipal bond, and taxable fixed income closed end funds, including those issued by your Fund. The rating actions follow the publication of Moody’s revised methodology for rating debt and preferred securities issued by CEFs. The revised rating methodology incorporates the impact of market volatility, as experienced in the 2008 financial crisis, on the different types of assets in which funds invest, as well as their leverage, portfolio diversity and other factors. Under the terms of the Fund’s charter the rating change will result in higher dividend rates on the RP and APS. Management is reviewing the amount and type of leverage employed by the Fund in light of the resultant change in the cost of leverage.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or www.stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

3

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
June 30, 2012
(Unaudited)

COMMON STOCKS—109.8%

		Value
Shares	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—88.1%
1,500,000	Alliant Energy Corp.	$68,355,000
1,000,000	American Water Works Co.	34,280,000
2,500,000	CMS Energy Corp.(a)(b)	58,750,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	63,483,771
640,000	DTE Energy Co.	37,971,200
1,400,000	Dominion Resources,
	Inc.(a)(b)	75,600,000
1,600,000	Enbridge Inc. (Canada)(a)	63,872,000
850,000	Entergy Corp.(a)(b)	57,706,500
1,000,000	Exelon Corp.	37,620,000
1,185,000	FirstEnergy Corp.(a)(b)	58,290,150
500,000	Great Plains Energy Inc.	10,705,000
1,200,000	Kinder Morgan Inc.	38,664,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,997,782
675,714	National Grid PLC
	(United Kingdom)	7,159,110
1,350,000	NextEra Energy, Inc.(a)(b)	92,893,500
2,000,000	NiSource Inc.	49,500,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	77,620,000
800,000	Northwest Natural
	Gas Co.(a)(b)	38,080,000
3,000,000	NV Energy, Inc.	52,740,000
1,500,000	PPL Corp.	41,715,000
2,000,000	Pepco Holdings Inc.	39,140,000
1,000,000	Piedmont Natural Gas Co. .	32,190,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	77,610,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	58,500,000
1,500,000	Questar Corp.	31,290,000
1,000,000	Sempra Energy(a)(b)	68,880,000
1,500,000	Southern Co.(a)(b)	69,450,000
1,515,000	Spectra Energy Corp.	44,025,900
3,000,000	TECO Energy Inc.(a)(b)	54,180,000
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	41,900,000
1,200,000	UNS Energy Corp.	46,092,000
1,500,000	Vectren Corp.(a)(b)	44,280,000
1,000,000	WGL Holdings Inc.	39,750,000

		Value
Shares	Description	(Note 1)
1,750,000	Westar Energy Inc.	$52,412,500
1,650,000	The Williams Companies,
	Inc.	47,553,000
3,000,000	Xcel Energy Inc.(a)(b)	85,230,000
		1,807,486,413
	■ TELECOMMUNICATION—21.7%
2,508,260	AT&T Inc.(a)(b)	89,444,552
590,200	BCE Inc. (Canada)	24,316,240
1,600,000	CenturyLink Inc.(a)(b)	63,184,000
1,000,000	France Telecom SA
	(France)	13,166,394
3,518,491	Frontier Communications
	Corp.(a)(b)	13,475,821
8,400,000	Telstra Corp. Ltd.
	(Australia)	31,772,455
757,900	Telus Corp. (Canada)	45,453,927
1,680,000	Verizon Communications
	Inc.(a)(b)	74,659,200
1,867,630	Vodafone Group PLC ADR
	(United Kingdom)	52,629,813
4,000,000	Windstream Corp.	38,640,000
		446,742,402
	Total Common Stocks
	(Cost—$1,893,754,905)	2,254,228,815

PREFERRED STOCKS—5.0%

	■ UTILITY—1.1%
220,000	Southern California Edison
	6 1/8% Perpetual	22,089,386
		22,089,386
	■ NON-UTILITY—3.9%
605,000	Kimco Realty Corp. 7 3/4%
	Series G Perpetual	15,518,250
710,432	Prologis, Inc. 7% Series O
	Perpetual	17,966,825
600,000	Realty Income Corp. 6 5/8%
	Series F Perpetual	16,200,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,648,000
200,000	Vornado Realty Trust 7%
	Series E Perpetual	5,250,000

The accompanying notes are an integral part of these financial statements.

4

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2012
(Unaudited)

		Value
Shares	Description	(Note 1)
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	$6,048,675
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,991,500
		80,623,250
	Total Preferred Stocks
	(Cost—$98,581,449)	102,712,636

BONDS—31.8%

		Value
Par Value	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—21.9%
$ 15,000,000	American Water
	Capital Corp.
	6.085%, due 10/15/17(a)	$17,581,185
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	29,505,520
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,988,838
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,719,474
6,750,000	Commonwealth
	6.95%, due 7/15/18	8,191,078
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18	19,842,504
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,484,512
9,354,000	Dominion Resources Inc.
	6.4%, due 6/15/18	11,446,490
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,946,280
4,125,000	Duke Energy Corp.
	6.3%, due 2/01/14	4,465,766
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,994,195
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	24,506,000

		Value
Par Value	Description	(Note 1)
$12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	$15,402,692
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	16,593,095
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	18,057,919
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,954,980
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,427,964
5,618,000	Indiana Michigan Power Co.
	7%, due 3/15/19	6,996,528
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	9,655,754
14,445,000	Magellan Midstream
	Partners, LP
	6.4%, due 7/15/18(a)	17,314,326
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,321,020
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,548,780
10,000,000	National Grid PLC
	(United Kingdom)
	6.3%, due 8/01/16	11,547,930
10,345,000	Oncor Electric
	Delivery Co. LLC
	7%, due 9/01/22	12,589,689
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	12,042,767
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,563,225
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,784,750
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	17,623,032
5,000,000	Sempra Energy
	6.15%, due 6/15/18	6,043,355
15,169,000	Sempra Energy
	6 1/2%, due 6/01/16(a)	17,860,936
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,901,826

The accompanying notes are an integral part of these financial statements.

5

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2012
(Unaudited)

		Value
Par Value	Description	(Note 1)
$ 8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	$10,943,361
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,058,363
9,140,000	TransCanada PipeLines
	Ltd. (Canada)
	7 1/8%, due 1/15/19	11,712,654
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	17,247,401
		449,864,189
	■ TELECOMMUNICATION—9.3%
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,000,000
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)(b)	13,085,170
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,779,140
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	11,272,553
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b)	19,246,080
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15	11,980,351
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,209,600

		Value
Par Value	Description	(Note 1)
$ 5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	$6,265,290
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	5,873,852
29,700,000	Telecom Italia
	Capital (Italy)
	7.20%, due 7/18/36	25,319,250
5,000,000	Telefonica Europe
	BV (Spain)
	8 1/4%, due 9/15/30	4,847,470
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	25,847,678
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	21,924,471
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	7,089,015
		189,739,920
	■ NON-UTILITY—0.6%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,920,984
		11,920,984
	Total Bonds
	(Cost—$594,155,882)	651,525,093

TOTAL INVESTMENTS—146.6% (Cost—$2,586,492,236)	3,008,466,544
Borrowings—(32.3%)	(663,025,000)
Other assets less liabilities—(4.6%)	(94,314,060)
Auction preferred stock—(9.7%)	(198,775,000)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,052,352,484

(a)    All or a portion of this security has been segregated and made available for loan.

(b)    All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

6

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its annual report. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2012.

	Level 1	Level 2
Common stocks	$2,254,228,815	—
Preferred stocks	102,712,636	—
Bonds	—	$651,525,093
Total	$2,356,941,451	$651,525,093

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the six months ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

7

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012
(Unaudited)

ASSETS:
Investments at value (cost $2,586,492,882) including $640,821,678 of securities loaned	$3,008,466,544
Cash	44,471,085
Receivables:
Interest	11,220,115
Dividends	9,611,348
Securities lending income	3,415
Prepaid expenses	167,091
Total Assets	$3,073,939,598
LIABILITIES:
Investment advisory fee (Note 3)	4,088,837
Administrative fee (Note 3)	991,811
Borrowings (Note 9)	663,025,000
Dividends payable on common stock	15,810,269
Interest payable on remarketed preferred stock	16,325
Dividends payable on auction preferred stock	31,865
Accrued expenses	648,007
Remarketed preferred stock (1,382 shares issued and outstanding; liquidation
preference $100,000 per share)(Note 7)	138,200,000
Total Liabilities	822,812,114
Auction preferred stock (7,951 shares issued and outstanding; liquidation
preference $25,000 per share)(Note 7)	198,775,000

NET ASSETS APPLICABLE TO COMMON STOCK	$2,052,352,484
CAPITAL:
Common stock ($.001 par value; 300,000,000 shares authorized and 243,234,913
shares issued and outstanding)	$243,235
Additional paid-in capital	1,622,834,249
Accumulated net realized gain on investments	39,130,105
Distributions in excess of net investment income	(31,810,583)
Net unrealized appreciation on investments and foreign currency translation	421,955,478
Net assets applicable to common stock	$2,052,352,484

NET ASSET VALUE PER SHARE OF COMMON STOCK	$8.44

The accompanying notes are an integral part of these financial statements.

8

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2012
(Unaudited)

INVESTMENT INCOME:
Interest	$15,710,411
Dividends (less withholding tax of $769,258)	56,290,979
Securities lending income, net	158,917
Total investment income	72,160,307

EXPENSES:
Investment advisory fees (Note 3)	8,156,291
Interest expense and fees (Note 9)	5,733,807
Administrative fees (Note 3)	1,979,346
Remarketed preferred stock interest expense (Note 5)	208,716
Reports to shareholders	563,000
Remarketing agent fees—remarketed preferred stock	148,576
Broker-dealer commissions—auction preferred stock	151,605
Directors’ fees (Note 3)	214,800
Professional fees	405,390
Transfer agent fees	203,800
Custodian fees	171,050
Tender offer fees (Note 8)	125,550
Other expenses	252,038
Total expenses	18,313,969
Net investment income	53,846,338

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	53,803,273
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	10,171,363
Net realized and unrealized gain	63,974,636

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(1,458,837)
Total distributions	(1,458,837)

BENEFIT TO COMMON STOCKHOLDERS FROM TENDER OFFER FOR
PREFERRED STOCK (Note 8)	2,521,000
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK
RESULTING FROM OPERATIONS	$118,883,137

The accompanying notes are an integral part of these financial statements.

9

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	June 30, 2012	year ended
	(Unaudited)	December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$53,846,338	$99,425,829
Net realized gain	53,803,273	90,306,553
Net change in unrealized appreciation (depreciation)	10,171,363	194,368,675
Distributions on auction preferred stock from net
investment income	(1,458,837)	(2,602,320)
Distributions on auction preferred stock from net
realized gains on investments	—	(335,558)
Benefit to common stockholders from tender offer
for preferred stock	2,521,000	—
Net increase in net assets applicable to common stock
resulting from operations	118,883,137	381,163,179

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
And in excess of net investment income (Note 4)	(94,634,721)	(160,576,350)
Net realized gains on investment transactions (Note 4)	—	(20,706,855)
Return of capital (Note 4)	—	(6,312,497)
Decrease in net assets from distributions to common stockholders	(94,634,721)	(187,595,702)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,372,099 shares and 3,086,057 shares, respectively	14,175,435	29,088,638
Net increase in net assets derived from capital share transactions	14,175,435	29,088,638
Total increase in net assets	38,423,851	222,656,115

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,013,928,633	1,791,272,518
End of period (including distributions in excess of net investment
income of $31,810,583 and $30,566,546, respectively)	$2,052,352,484	$2,013,928,633

The accompanying notes are an integral part of these financial statements.

10

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the six months ended June 30, 2012
(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$19,720,067
Income dividends received	55,031,804
Securities lending income, net	157,133
Interest paid on borrowings	(4,188,978)
Expenses paid including distributions on remarketed preferred stock	(15,721,161)
Purchase of investment securities	(242,444,820)
Proceeds from sale/redemption of investment securities	254,426,794
Net cash provided by operating activities		$66,980,839
Cash flows provided by (used in) financing activities:
Dividends paid	(94,545,535)
Proceeds from issuance of common stock under dividend
reinvestment plan	14,175,435
Payout for preferred stock redeemed through tender offer	(60,504,000)
Increase in borrowings	63,025,000
Net cash used in financing activities		(77,849,100)
Net increase in cash and cash equivalents		(10,868,261)
Cash and cash equivalents—beginning of period		55,339,346
Cash and cash equivalents—end of period		$44,471,085
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$118,883,137
Purchase of investment securities	(242,444,820)
Proceeds from sale/redemption of investment securities	254,426,794
Net realized gain on investments	(53,803,273)
Net change in unrealized appreciation (depreciation)
on investments	(10,171,363)
Amortization of premiums and discounts on debt securities	4,168,722
Increase in interest receivable	(159,066)
Increase in dividends receivable	(1,259,175)
Decrease in accrued expenses	(137,333)
Increase in other receivable	(1,784)
Benefit to common stockholders from tender offer for
preferred stock	(2,521,000)
Total adjustments		(51,902,298)
Net cash provided by operating activities		$66,980,839

The accompanying notes are an integral part of these financial statements.

11

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

	For the six
	months ended
	June 30, 2012	For the year ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
Net asset value:
Beginning of period	$8.33	$7.50	$7.23	$6.60	$10.19	$10.00
Net investment income	0.23	0.45	0.54	0.50	0.45	0.48
Net realized and unrealized
gain (loss)	0.27	1.17	0.52	0.93	(3.18)	0.61
Dividends on auction preferred
stock from net investment
income	(0.01)	(0.01)	(0.01)	(0.02)	(0.06)	(0.12)
Dividends on auction preferred
stock from net realized gains	—	—	—	—	(0.02)	—
Benefit to common stockholders
from tender offer for preferred
stock	0.01	—	—	—	—	—
Net increase (decrease) from
investment operations applicable
to common stock	0.50	1.61	1.05	1.41	(2.81)	0.97
Distributions on common stock
from:
And in excess of net investment
income	(0.39)	(0.66)	(0.67)	(0.54)	(0.53)	(0.78)
Realized gains on investment
transactions	—	(0.09)	—	—	(0.25)	—
Return of capital	—	(0.03)	(0.11)	(0.24)	—	—
Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$8.44	$8.33	$7.50	$7.23	$6.60	$10.19
Per share market value:
End of period	$11.12	$10.92	$9.14	$8.95	$6.15	$10.59
Ratio of expenses to average net
assets applicable to common
stock	1.84%*	1.95%	2.20%	2.49%	2.46%	2.26%
Ratio of net investment income to
average net assets applicable to
common stock	5.42%*	5.24%	6.25%	7.14%	5.11%	4.43%
Total return on market value (1)	5.72%	29.60%	11.35%	61.41%	(36.54%)	5.47%
Total return on net asset value (2)	6.24%	22.54%	15.65%	23.96%	(28.55%)	10.02%
Portfolio turnover rate	8.21%	12.68%	19.82%	17.88%	15.38%	22.34%
Asset coverage ratio on
borrowings, end of period	460%	502%	465%	451%	—	—
Asset coverage ratio on preferred
stock, end of period	709%	603%	548%	526%	253%	333%
Net assets applicable to
common stock, end of period
(000’s omitted)	$2,052,352	$2,013,929	$1,791,273	$1,703,400	$1,527,981	$2,331,774

* Annualized

(1)	Total return on market value assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.
(2)	Total return on net asset value assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each period shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

12

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2012
(Unaudited)

Note 1. Organization:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

     A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ National List are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

     B. Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2011 are subject to such review.

     D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of

13

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2012
(Unaudited)

operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

     A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and .50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .20% of Average Weekly Managed Assets up to $1 billion, and .10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2012 were $214,800.

     C. Affiliated Shareholder: At June 30, 2012, Virtus Partners, Inc. held 147,672 shares of the Fund, which represents .06% of the Fund’s outstanding shares on that date. These shares may be sold at any time.

Note 4. Investment Transactions:

     For the six months ended June 30, 2012 purchases and sales of investment securities (excluding short-term investments) were $242,444,820 and $254,426,794, respectively.

Note 5. Distributions and Tax Information:

     At December 31, 2011, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Unrealized	Unrealized	Net Unrealized
Federal Tax Cost	Appreciation	Depreciation	Appreciation
$2,575,361,971	$466,482,237	($81,196,222)	$385,286,015

14

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2012
(Unaudited)

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. During 2011, ordinary income distributions for federal income tax purposes included distributions from realized gains, until the Fund utilized all of its tax capital loss carryforwards. Subsequent to the use of all capital loss carryforwards, a portion of the Fund’s 2011 distributions was from capital gains.

     The tax character of Fund distributions to common shareholders in 2011 was as follows:

12/31/11
Distributions paid from:
Ordinary income	$160,576,350
Capital gains	20,706,855
Return of capital	6,312,497
Total distributions	$187,595,702

     The tax character of the distributions paid in 2012 will be determined at the Fund’s fiscal year end, December 31, 2012.

     At December 31, 2011 on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0. At December 31, 2011, distributable earnings for tax purposes differed from amounts calculated in accordance with U.S. generally accepted accounting principles by the amount of the dividends payable on common and auction preferred stock that was declared but not yet paid, interest payable on remarketed preferred stock and unrealized foreign currency adjustments.

Note 6. Reclassification of Capital Accounts:

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2012, the following reclassifications were recorded:

Accumulated net realized	Distributions in excess of
loss on investments	net investment income
($2,924,685)	$2,924,685

15

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2012
(Unaudited)

Note 7. Preferred Stock:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends. During the six months ended June 30, 2012 the Fund conducted a tender offer for its outstanding preferred stock and accepted for purchase 667 shares of its preferred stock as more fully described in Note 8.

     The 1,382 shares of RP outstanding on June 30, 2012 consist of two series, 780 shares of Series D and 602 shares of Series E. The 7,951 shares of APS outstanding on June 30, 2012 consist of 3,992 shares each of Series TH and 3,959 shares of Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.15% to 0.32% for the RP and 1.44% to 1.46% for the APS during the six months ended June 30, 2012. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D—December 22, 2021; and Series E—December 11, 2024.

16

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2012
(Unaudited)

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

Note 8. Preferred Stock Tender Offer:

     The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $200,000,000 of its outstanding preferred stock at a price equal to 96% of the per share liquidation preference plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 598 shares of RP at a price equal to 96% of its liquidation preference of $100,000 per share ($96,000 per share) and 49 shares of its APS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer price was less than the preferred stock per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $2,521,000 which is shown in the Statement of Operations under the caption “Benefit to common stockholders from tender offer for preferred stock”.

Note 9. Borrowings:

     On March 6, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, reyhopethacate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2012 were $2,815,273 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the six months ended June 30, 2012, the average daily borrowings under the Facility and the weighted daily average interest rate were $604,155,495 and 1.37%, respectively. As of June 30, 2012, the amount of such outstanding borrowings was $663,025,000. The interest rate applicable to the borrowing on June 30, 2012 was 1.31%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and

17

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
June 30, 2012
(Unaudited)

the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At June 30, 2012, Hypothecated Securities under the Credit Facility had a market value of $1,479,402,124 and Rehypothecated Securities had a market value of $640,821,678. If at the close of any business day, the value of all outstanding Hypothecated Securities exceeds the Hypothecation Limit, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 10. Indemnifications:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events:

     On August 9, 2012, the board of directors approved the issuance of transferable rights to shareholders of record on August 23, 2012 (“Record Date Shareholders”) entitling holders of these rights to subscribe for additional shares of common stock. Subscription certificates evidencing the right to subscribe, together with a prospectus, will be mailed to Record Date Shareholders. The subscription period is scheduled to begin August 24, 2012 and to expire on September 21, 2012, unless extended.

18

DNP SELECT INCOME FUND INC.
Approval of Investment Advisory Agreement—(Unaudited)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder, upon request.

     The Contracts Committee, assisted by the advice of independent legal counsel, conducted a review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement for a one-year term ending April 30, 2013.

     In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of two types of preferred stock, borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

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     Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized a report from Lipper, a recognized provider of independent mutual fund analysis and information. As reported by Lipper, the Fund’s net asset value (“NAV”) total return ranked first or second among all closed-end equity funds categorized by Lipper as income and preferred stock funds for the 1-, 5-, and 10-year periods ended December 31, 2011. The Fund’s NAV total return for those same time periods also outperformed a composite of the Dow Jones Utility Index and the Barclays Capital Utility Bond Index, calculated to reflect the relative weights of the Fund’s equity and bond portfolios. The Contracts Committee also considered that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that from 1990 through the end of 2011, the Fund’s common stock has traded at a premium to net asset value over 95% of the time, with an average premium of 15.0% (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Fiduciary Services, an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Contracts Committee noted that many of the other funds in the comparison group were established relatively recently, and benefited from waivers of advisory fees by their sponsors. The Contracts Committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. However, the Fund’s advisory fees, as a percentage of leveraged and non-leveraged assets, were lower than the comparison group median, even when waivers were included. The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. The advisory fee structure for the Adviser’s other investment company clients ranges from 32 basis points to 100 basis points, although the Contracts Committee noted that none of those other investment

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company clients have strategies that include both an equity and fixed-income component, as does the Fund. The advisory fee structure for the Adviser’s institutional separately managed accounts ranges from 6 basis points for passively managed equity accounts to 85 basis points for actively managed specialized real estate securities accounts. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.

     Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

     Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2013. On February 21, 2012, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the independent directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2013.

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Information about Proxy Voting by the Fund—(Unaudited)

     The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s web site at www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

Information about the Fund’s Portfolio Holdings—(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available, without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

Report on Annual Meeting of Shareholders—(Unaudited)

     The Annual Meeting of Shareholders of the Fund was held on May 10, 2012. The description of each matter voted upon and the number of shares voted at the Annual Meeting is as follows:

	For	Withheld
1. Election of Directors*
Directors elected by the holders of the Fund’s common stock:
Stewart E. Conner	133,686,160	4,133,724
Eileen A. Moran	133,897,437	3,922,447
David J. Vitale	133,564,345	4,255,539
Director elected by the holders of the Fund’s preferred stock:
Nancy Lampton	3,494	53

*	Directors whose term of office continued beyond this meeting are Robert J. Genetski, Philip R. McLoughlin, Geraldine M.McNamara, Nathan I. Partain, Christian H. Poindexter and Carl F. Pollard.
2.	Consideration of a proposal to amend certain provisions of the Fund’s charter that govern the terms of its preferred stock in order to permit the Fund, under certain circumstances, to depart from guidelines imposed by the rating agencies. (This proposal did not pass because in the separate class vote of the preferred shareholders, a majority of shares voted against.)

	For	Against	Abstain
Common and preferred stock votes	101,074,814	7,587,845	3,979,386
Preferred stock votes	1,385	2,156	3

3.	Consideration of a proposal to amend the Fund’s fundamental investment restrictions

	For	Against	Abstain
Common and preferred stock votes	112,642,044	8,303,551	4,056,571
Preferred stock votes	3,540	3	0

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 4, 2012) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)          There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	August 27, 2012

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	August 27, 2012

* Print the name and title of each signing officer under his or her signature.